[GRAPHIC]

Semiannual Report March 31, 2001

Oppenheimer
Multiple Strategies Fund

[LOGO OF OPPENHEIMER FUNDS]

REPORT HIGHLIGHTS

Fund Objective
Oppenheimer Multiple Strategies Fund seeks high total investment return consistent with preservation of principal.

CONTENTS

1	President’s Letter

3	An Interview with Your Fund’s Managers

10	Financial Statements

43	Officers and Trustees

Cumulative Total Returns*

	For the Six-Month Period Ended 3/31/01 Without Sales Chg.	With Sales Chg.

Class A	–1.65%	–7.31%

Class B	–2.00	–6.60

Class C	–1.99	–2.91

Average Annual Total Returns*

	For the 1-Year Period Ended 3/31/01 Without Sales Chg.	With Sales Chg.

Class A	–0.26%	–5.99%

Class B	–1.06	–5.64

Class C	–1.05	–1.97

*See Notes on page 8 for further details.

PRESIDENT’S LETTER

Dear Shareholder,

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Multiple Strategies Fund

As we approach the midpoint of 2001, the best policy in this investment landscape appears to be “proceed with care.” While perhaps less trying for some than 2000, this year is proving to be a time when patience and prudence will best serve investors.

     The lessons provided by a volatile and difficult market have reinforced many of the basic investment principles we have discussed in this letter from time to time. Over the past year, market volatility has been a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, the markets have confirmed that rather than chasing investment fads, relying on sound business fundamentals is a better way to try to achieve investment success over the long term.

     As we look forward, we are optimistic, with some reservations. Our reserve arises from the fact that the U.S. economy has been growing only moderately during 2001. Yet our optimism stems from reassuring signs, such as the Federal Reserve Board’s cuts of key short-term interest rates. These rate cuts, combined with the possibility of a federal income tax cut, may help stimulate the economy.

     Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as those issued by the U.S. Government, but may have a negative effect on credit-sensitive corporate bonds.

     In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying

1 OPPENHEIMER MULTIPLE STRATEGIES FUND

PRESIDENT’S LETTER

the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.

     In this environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risks, an unwavering focus on business fundamentals to seek likely winners and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements in the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
April 23, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

2 OPPENHEIMER MULTIPLE STRATEGIES FUND

AN INTERVIEW WITH YOUR FUND’S MANAGERS

[PHOTO]

Portfolio Management Team (l to r)
George Evans
Michael Levine
David Negri
Richard Rubinstein

Q How did Oppenheimer Multiple Strategies Fund perform over the six-month period that ended March 31, 2001?

A. We are quite pleased with the Fund’s performance in a relatively challenging market environment. We attribute the Fund’s strong performance to its broadly diversified, multiple strategies approach. Our investment style enabled the Fund to participate in the strongest areas of the stock market when market leadership shifted from a narrow list of growth stocks to a more broadly based group of stocks, including many that we regard as value oriented. The value stocks in which the Fund invested were either underpriced relative to their future prospects, or were out of favor because of setbacks that we believed were temporary. The Fund benefited as these stocks began to appreciate toward what we believe to be their true intrinsic values.

How were the Fund’s assets allocated among the various asset classes and investment styles?

Currently our allocations are about 56% in equities, 40% in bonds and 4% in cash. The increase in cash and decrease in stocks reflected the Fund’s more defensive posture after several months of weak market conditions.

     Within the stock segment, approximately 35% of assets were devoted to value stocks, more than 10% to contrarian stocks, and less than 20% to international stocks. In effect, the Fund represents a “portfolio for all seasons” because of its broad participation in many different market sectors and investment styles. Over the past six months, our value and contrarian stocks provided particularly strong returns compared to most large stock market indices.

3 OPPENHEIMER MULTIPLE STRATEGIES FUND

AN INTERVIEW WITH YOUR FUND’S MANAGERS

“The Fund is a ‘portfolio for all seasons’ because of its broad participation in a variety of asset classes, market sectors and investment styles.”

How was the Fund’s bond portfolio managed during the period?

The Fund benefited from participation in high quality fixed income securities during a time when most lower quality bonds did relatively poorly. This disparity was particularly apparent in our high quality corporate bond holdings, which held up relatively well when economic conditions continued to deteriorate during the fourth quarter of 2000. In contrast, lower quality, high yield corporate bonds were punished by investors who became concerned about higher default rates in a slowing economy.

     We also received good performance from our investments in Treasury, mortgage-backed securities and, in the foreign bond sector, emerging market bonds. In the latter category, we focused on highly rated securities such as Brady Bonds, which are foreign government debt securities backed by U.S. Treasury bills on deposit with the Federal Reserve Bank. Bonds from such nations as Australia, New Zealand and Canada held back performance because of their currencies’ weakness relative to the U.S. dollar.

What areas of the stock market contributed most to the Fund’s performance?

We received the best returns from the stocks of companies in traditional, “old economy” market sectors such as basic industries. That’s primarily because these types of stocks had been out of favor in 1999 and early 2000, when technology stocks were all the rage. Chemical companies, metals producers and the like saw their stocks rally when disillusioned investors turned away from technology and “rediscovered” certain long-neglected areas of the market.

4 OPPENHEIMER MULTIPLE STRATEGIES FUND

     The energy industry group was one of the brightest spots in the market during the period. With oil prices remaining at relatively high levels, oil companies have increased their pace of exploration and production. This has directly benefited companies that provide support services to the major integrated oil companies. Real estate investment trusts also continued to produce attractive returns.

What was your approach to technology stocks?

We generally maintained a cautious posture when it came to technology stocks. Last summer, when technology stock prices rose to very high valuations, we began to reduce our exposure to this volatile sector. By doing so, we avoided some of the subsequent correction. Nonetheless, we did own some high quality technology companies—including stocks such as IBM, Intel Corp. and Analog Devices, Inc.—which ranked among our most disappointing performers for the period.

     Subsequently, when technology stock prices had declined to levels at which they appeared to be more reasonably priced, we bought some high quality, high growth technology names which we sold as they reached high valuations. We employed this relatively aggressive and opportunistic trading strategy for only a small portion of the Fund’s holdings.

What is your outlook for the near future?

Because we consider the Fund “a portfolio for all seasons,” we are optimistic, regardless of which areas of the market perform best over the next several months. With that said, we believe that the investment environment remains uncertain. On one hand, declining corporate earnings, low consumer confidence and rising inventories bode poorly for the immediate future.

5 OPPENHEIMER MULTIPLE STRATEGIES FUND

AN INTERVIEW WITH YOUR FUND’S MANAGERS

Average Annual
Total Returns with
Sales Charge

For the Periods Ended 3/31/011

Class A
1-Year	5-Year	10-Year

–5.99%	9.31%	10.43%

Class B		Since
1-Year	5-Year	Inception

–5.64%	9.43%	10.07%

Class C		Since
1-Year	5-Year	Inception

–1.97%	9.72%	9.93%

On the other hand, low interest rates, low inflation and significant declines in stock prices augur well for the longer term. As a result, in our view, market valuations should begin to recover at some point in the future. In the meantime, we are searching the marketplace for opportunities to acquire stocks of good franchises at attractive prices.

     We continued to maintain above-average exposure to energy companies, financials, and other attractively valued market sectors. We have also been adding opportunistically to our technology holdings. While we do not expect technology stock prices to return to their peaks anytime soon, we believe that many have fallen below their true long-term worth. Similarly, we have begun to buy stocks in California’s electric utilities, which we believe were also excessively punished during the state’s recent energy crisis.

     Our use of a multifaceted investment approach to stocks and bonds is the essence of what makes Oppenheimer Multiple Strategies Fund an important part of The Right Way to Invest.

1. See Notes on page 8 for further details.

6 OPPENHEIMER MULTIPLE STRATEGIES FUND

Portfolio Allocation[2]

[CHART]

Stocks	55.9%
Bonds	40.5
Cash Equivalents	3.6

Top Ten Common Stock Holdings[3]

International Business Machines Corp.	2.1%

J.P. Morgan Chase & Co.	1.7

Bank of America Corp.	1.5

Viacom, Inc., Cl. B	1.4

Intel Corp.	0.9

Philip Morris Cos., Inc.	0.9

CIT Group, Inc., Cl. A	0.8

Callaway Golf Co.	0.7

Engelhard Corp.	0.6

Talisman Energy, Inc.	0.6

Top Five Common Stock Industries[3]

Electronics	4.7%

Banks	4.7

Healthcare/Drugs	4.6

Chemicals	2.9

Computer Hardware	2.7

2. Portfolio is subject to change. Percentages are as of March 31, 2001, and are based on total market value of investments.
3. Portfolio is subject to change. Percentages are as of March 31, 2001, and are based on net assets.

7 OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to fluctuations and current performance may be less than the results shown. For updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 4/24/87. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund’s maximum sales charge for Class A shares was lower prior to 4/1/91, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For this reason, no performance information on class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

8 OPPENHEIMER MULTIPLE STRATEGIES FUND

Financials

9 OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS March 31, 2001 / Unaudited

	Shares	Market Value See Note 1

Common Stocks—54.2%

Basic Materials—4.2%

Chemicals—2.9%
Bayer AG, Sponsored ADR	36,000	$1,524,427

Dow Chemical Co.	80,000	2,525,600

Engelhard Corp.[1]	173,000	4,473,780

Goodrich (B.F.) Co.[1]	75,000	2,877,750

Hercules, Inc.[1]	126,000	1,636,740

IMC Global, Inc.	152,000	1,869,600

International Flavors & Fragrances, Inc.	85,000	1,875,100

Lyondell Chemical Co.	115,000	1,652,550

Praxair, Inc.	37,000	1,652,050

Rohm & Haas Co.	15,300	471,393

Syngenta AG2	250	12,891

Syngenta AG2	1,523	76,006

		20,647,887

Metals—0.3%
Alcoa, Inc.[1]	47,000	1,689,650

Inco Ltd.[2]	45,000	667,350

		2,357,000

Paper—1.0%
Georgia Pacific Corp.	93,000	2,734,200

Sonoco Products Co.	135,000	2,902,500

UPM-Kymmene Oyj	45,000	1,272,960

		6,909,660

Capital Goods—3.7%

Electrical Equipment—0.3%
Kemet Corp.[2]	125,000	2,117,500

Industrial Services—1.1%
Canon, Inc.	77,000	2,795,643

Pittston Brink’s Group	174,000	3,775,800

Service Corp. International[2]	345,000	1,638,750

		8,210,193

Manufacturing—2.3%
Coherent, Inc.[1,2]	66,000	2,343,000

Equitable Bag, Inc.[2,3]	1,861	1,861

Komatsu Ltd.	189,000	868,688

Millipore Corp.	40,000	1,850,400

Morgan Crucible Co. plc	364,200	1,465,326

10 OPPENHEIMER MULTIPLE STRATEGIES FUND

	Shares	Market Value See Note 1

Manufacturing Continued
Pall Corp.[1]	165,000	$3,616,800

Titan Corp. (The)[2]	172,000	3,090,840

Trinity Industries, Inc.	58,000	1,131,000

Tyco International Ltd.[1]	53,000	2,291,190

		16,659,105

Communication Services—3.1%

Telecommunications: Long Distance—1.2%
Allegiance Telecom, Inc.[2]	109,000	1,607,750

Brocade Communications Systems, Inc.[1,2]	5,500	114,895

ECI Telecommunications Ltd.	245,000	1,868,125

Intermedia Communications, Inc.	393	6,828

McLeodUSA, Inc., Cl. A2	70,000	608,125

NTL, Inc.[2]	86,600	2,177,990

WorldCom, Inc.[1,2]	119,000	2,223,812

		8,607,525

Telephone Utilities—0.7%
SBC Communications, Inc.[1]	90,000	4,016,700

Tele Norte Leste Participacoes SA (Telemar)	26,283,402	370,054

Tele Norte Leste Participacoes SA (Telemar), Preference	3,077,585	49,991

Telefonica SA, BDR	15,632	241,730

		4,678,475

Telecommunications: Wireless—1.2%
AT&T Wireless Group[1,2]	175,000	3,356,500

Gilat Satellite Networks Ltd.[2]	151,000	1,755,375

Millicom International Cellular SA2	172,600	3,408,850

Telesp Celular Participacoes SA	49,153,261	249,509

		8,770,234

Consumer Cyclicals—5.2%

Autos & Housing—0.7%
Borg-Warner Automotive, Inc.	56,000	2,243,920

Dana Corp.	91,000	1,563,380

IRSA Inversiones y Representaciones SA	663,068	975,100

		4,782,400

Leisure & Entertainment—2.3%
Brunswick Corp.	100,000	1,963,000

Callaway Golf Co.[1]	225,000	4,997,250

Carnival Corp.[1]	20,000	553,400

Host Marriott Corp.	112,500	1,314,000

11 OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Market Value See Note 1

Leisure & Entertainment Continued
International Game Technology[1,2]	18,000	$906,300

Mattel, Inc.	225,000	3,991,500

Shimano, Inc.	165,000	2,529,245

		16,254,695

Media—0.9%
Donnelley (R.R.) & Sons Co.	107,400	2,816,028

Reed International plc	225,000	2,088,833

South China Morning Post Holdings Ltd.	2,356,000	1,691,639

		6,596,500

Retail: Specialty—0.8%
Borders Group, Inc.[2]	245,000	4,123,350

Gap, Inc.[1]	52,200	1,238,184

		5,361,534

Textile/Apparel & Home Furnishings—0.5%
Jones Apparel Group, Inc.[1,2]	100,000	3,780,000

Consumer Staples—6.1%

Broadcasting—1.9%
AT&T Corp./Liberty Media Corp., Cl. A2	80,000	1,120,000

Clear Channel Communications, Inc.[2]	60,000	3,267,000

Cox Radio, Inc., Cl. A2	75,700	1,590,457

EchoStar Communications Corp., Cl. A1,2	62,000	1,716,625

Emmis Communications Corp., Cl. A2	99,200	2,511,000

General Motors Corp., Cl. H1,2	100,000	1,950,000

Societe Europeenne des Satellites	8,600	1,216,384

		13,371,466

Entertainment—2.1%
News Corp. Ltd. (The), Sponsored ADR, Preference	91,800	2,451,060

Nintendo Co. Ltd.	16,000	2,618,576

Outback Steakhouse, Inc.[2]	15,000	381,900

Viacom, Inc., Cl. B2	221,000	9,717,370

		15,168,906

Food—0.5%
Aurora Foods, Inc.[2,3]	7,084	24,440

ConAgra Foods, Inc.	89,000	1,623,360

IBP, Inc.	70,000	1,148,000

Unilever NV, NY Shares	16,000	842,240

		3,638,040

12 OPPENHEIMER MULTIPLE STRATEGIES FUND

	Shares	Market Value See Note 1

Household Goods—0.7%
Clorox Co. (The)	35,000	$1,100,750

Wella AG	93,210	3,221,748

Wella AG, Preference, Non-Vtg.	9,100	352,345

		4,674,843

Tobacco—0.9%
Philip Morris Cos., Inc.[1]	133,000	6,310,850

Energy—5.1%

Energy Services—1.9%
Coflexip SA, Sponsored ADR	17,600	1,148,400

Cooper Cameron Corp.[2]	66,000	3,564,000

Core Laboratories NV2	117,800	2,211,106

Petroleum Geo-Services ASA, Sponsored ADR[2]	151,400	1,355,030

Santa Fe International Corp.[1]	98,000	3,185,000

Transocean Sedco Forex, Inc.[1]	52,300	2,267,205

		13,730,741

Oil: Domestic—1.9%
Devon Energy Corp.[1]	59,422	3,458,360

Exxon Mobil Corp.[1]	34,501	2,794,581

Murphy Oil Corp.	24,800	1,651,184

Unocal Corp.	120,000	4,148,400

Westport Resources Corp.[2]	74,900	1,572,900

		13,625,425

Oil: International—1.3%
Anderson Exploration Ltd.[2]	93,600	2,122,139

Petroleo Brasileiro SA, Preference	33,300	722,243

Talisman Energy, Inc.[2]	116,090	4,209,792

TotalFinaElf SA, Sponsored ADR	33,000	2,242,350

		9,296,524

Financial—9.4%

Banks—4.7%
ABN Amro Holding NV	77,000	1,411,050

Banco Frances del Rio de la Plata SA	150,000	1,305,522

Bank of America Corp.[1]	190,000	10,402,500

FleetBoston Financial Corp.	84,000	3,171,000

J.P. Morgan Chase & Co.[1]	265,000	11,898,500

UBS AG	11,200	1,619,003

UniCredito Italiano SpA	620,000	2,685,592

Zions Bancorp	20,000	1,041,800

		33,534,967

13 OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Market Value See Note 1

Diversified Financial—1.2%
The CIT Group, Inc., Cl. A	200,000	$5,776,000

Franklin Resources, Inc.	35,000	1,368,850

Morgan Stanley Dean Witter & Co.[1]	28,000	1,498,000

		8,642,850

Insurance—1.6%
ACE Ltd.	50,000	1,838,000

Aetna, Inc.[2]	53,000	1,903,760

MBIA, Inc.	34,700	2,799,596

Skandia Forsakrings AB	100,000	896,361

XL Capital Ltd., Cl. A	37,700	2,867,839

Zurich Financial Services AG	3,300	1,089,803

		11,395,359

Real Estate Investment Trusts—1.4%
Brandywine Realty Trust	105,000	2,089,500

Camden Property Trust	65,000	2,161,250

CarrAmerica Realty Corp.	75,000	2,139,750

Developers Diversified Realty Corp.	150,000	2,205,000

Equity Office Properties Trust	43,441	1,216,348

		9,811,848

Savings & Loans—0.5%
Washington Mutual, Inc.[1]	70,000	3,832,500

Healthcare—5.3%

Healthcare/Drugs—4.6%
Abbott Laboratories	42,000	1,981,980

Alkermes, Inc.[1,2]	59,000	1,294,312

American Home Products Corp.	60,000	3,525,000

AstraZeneca Group plc	61,300	2,916,643

GlaxoSmithKline plc, ADR	42,106	2,202,144

Human Genome Sciences, Inc.[1,2]	16,600	763,600

Johnson & Johnson	44,730	3,912,533

Merck & Co., Inc.	40,000	3,036,000

Millennium Pharmaceuticals, Inc.[2]	40,000	1,218,400

Monsanto Co.	36,200	1,283,652

Mylan Laboratories, Inc.[1]	90,000	2,326,500

Novartis AG	2,500	3,923,812

Pliva d.d., GDR[4]	20,000	217,000

Schering-Plough Corp.	27,000	986,310

Watson Pharmaceuticals, Inc.[2]	62,000	3,261,200

		32,849,086

14 OPPENHEIMER MULTIPLE STRATEGIES FUND

	Shares	Market Value See Note 1

Healthcare/Supplies & Services—0.7%
Affymetrix, Inc.[2]	26,800	$745,375

Covance, Inc.[2]	186,300	2,393,955

Quintiles Transnational Corp.[2]	90,000	1,698,750

		4,838,080

Technology—10.2%

Computer Hardware—2.7%
3Com Corp.[2]	270,000	1,544,063

Cabletron Systems, Inc.[2]	133,000	1,715,700

International Business Machines Corp.[1]	154,000	14,811,720

Three-Five Systems, Inc.[2]	91,500	1,116,300

		19,187,783

Computer Services—0.1%
Palm, Inc.[1,2]	56,000	470,750

Computer Software—1.4%
AOL Time Warner, Inc.[2]	45,000	1,806,750

Computer Associates International, Inc.[1]	68,000	1,849,600

Intuit, Inc.[2]	45,000	1,248,750

Peoplesoft, Inc.[1,2]	105,000	2,460,938

Synopsys, Inc.[1,2]	45,000	2,112,188

Yahoo!, Inc.[1,2]	22,200	349,650

		9,827,876

Communications Equipment—1.0%
Cisco Systems, Inc.[2]	37,000	585,063

Extreme Networks, Inc.[2]	18,000	273,780

L.M. Ericsson Telephone Co., ADR, Cl. B	151,000	844,656

Lucent Technologies, Inc.[1]	116,000	1,156,520

Methode Electronics, Inc., Cl. A1	180,000	3,228,750

Newport Corp.[1]	9,000	263,340

Nortel Networks Corp.	55,000	772,750

		7,124,859

Electronics—4.7%
Analog Devices, Inc.[1,2]	105,000	3,805,200

ASM Lithography Holding NV2	59,500	1,290,406

Cognex Corp.[2]	110,400	2,732,400

Cypress Semiconductor Corp.[2]	90,000	1,595,700

Intel Corp.[1]	257,000	6,762,313

JDS Uniphase Corp.[2]	11,800	217,563

Keyence Corp.	13,530	2,504,756

15 OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Market Value See Note 1

Electronics Continued
KLA-Tencor Corp.[2]	73,800	$2,905,875

Lam Research Corp.[2]	132,200	3,139,750

National Semiconductor Corp.[2]	72,000	1,926,000

QLogic Corp.[2]	15,000	337,500

RF Micro Devices, Inc.[1,2]	6,500	75,969

STMicroelectronics NV, NY Registered Shares[1]	80,000	2,733,600

Teradyne, Inc.[1,2]	113,000	3,729,000

		33,756,032

Photography—0.3%
Eastman Kodak Co.[1]	20,000	797,800

Xerox Corp.	180,000	1,078,200

		1,876,000

Transportation—1.0%

Air Transportation—0.1%
Delta Air Lines, Inc.	25,500	1,007,250

Railroads & Truckers—0.8%
Burlington Northern Santa Fe Corp.[1]	73,000	2,217,740

Swift Transportation Co., Inc.[2]	120,000	2,220,000

Werner Enterprises, Inc.	69,700	1,193,613

		5,631,353

Shipping—0.1%
United Parcel Service, Inc., Cl. B	14,000	796,600

Utilities—0.9%

Electric Utilities—0.6%
Edison International[1]	192,800	2,436,992

Northeast Utilities Co.	100,000	1,738,000

		4,174,992

Gas Utilities—0.3%
Dynegy, Inc.[1]	46,000	2,346,460

Total Common Stocks (Cost $293,015,595)		386,654,148

16 OPPENHEIMER MULTIPLE STRATEGIES FUND

	Shares	Market Value See Note 1

Preferred Stocks—0.9%
MediaOne Group, Inc., 7% Cv. Premium Income Exchangeable Securities
(exchangeable for Airtouch plc common stock)	17,500	$533,925

Qwest Trends Trust, 5.75% Cv.[4]	90,000	5,591,250

Sovereign Capital Trust II, 7.50% Cv. Preferred Income Equity
Redeemable Stock, Units (each unit consists of one preferred plus one warrant to purchase 5.3355 shares of Sovereign Bancorp
common stock)[5]	12,500	654,687

Total Preferred Stocks (Cost $6,107,113)		6,779,862
	Units

Rights, Warrants and Certificates—0.0%
Adelphia Business Solutions, Inc. Wts., Exp. 4/15/01	550	14,712

Comunicacion Celular SA Wts., Exp. 11/15/03[3]	300	6

Covergent Communications, Inc. Wts., Exp. 4/1/08[3]	1,000	1,500

In-Flight Phone Corp. Wts., Exp. 8/31/02	300	—

Total Rights, Warrants and Certificates (Cost $0)		16,218
	Principal
	Amount

Mortgage-Backed Obligations—4.6%
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation Certificates,
Series 151, Cl. F, 9%, 5/15/21	$400,525	425,306

Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates, 7%, 5/1/29	5,923,728	6,006,542

Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 199, Cl. IO, 20.285%, 8/1/28[6]	1,267,087	307,467
Series 204, Cl. IO, 12.31%, 5/15/29[6]	12,250,305	3,008,981

Federal National Mortgage Assn., 6.50%, 12/1/27–2/1/28	7,499,229	7,488,781

Government National Mortgage Assn.:
7%, 4/15/26	2,521,184	2,565,557
7.375%, 3/20/26	262,092	265,206
7.50%, 5/15/27	10,659,883	10,938,853

Mortgage Capital Funding, Inc., Multifamily Mtg.
Pass-Through Certificates, Series 1996-MC1, Cl. G,
7.15%, 6/15/06[4]	400,000	358,875

Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1994-C2, Cl. E, 8%, 4/25/25	631,911	627,863
Series 1994-C2, Cl. G, 8%, 4/25/25	156,142	153,093

Salomon Brothers Mortgage Securities VII, Commercial
Mtg. Pass-Through Certificates:
Series 1996-B, Cl. 1, 7.136%, 4/25/26[3]	275,153	195,703
Series 1996-C1, Cl. F, 8.896%, 1/20/28[7]	250,000	201,719

Total Mortgage-Backed Obligations (Cost $31,768,339)		32,543,946

17 OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Market Value See Note 1

U.S. Government Obligations—12.1%
U.S. Treasury Bonds:
6%, 2/15/26	$500,000	$524,405
6.50%, 11/15/26	360,000	402,158
8.875%, 8/15/17	3,650,000	4,955,908
10.75%, 5/15/03	1,190,000	1,343,724

U.S. Treasury Bonds, STRIPS:
6.30%, 8/15/25[8]	15,300,000	3,788,510
6.53%, 8/15/15[8]	8,500,000	3,773,736
7.10%, 11/15/18[8]	9,350,000	3,391,151
7.31%, 8/15/19[8]	10,200,000	3,536,014

U.S. Treasury Nts.:
5.875%, 9/30/02–2/15/04	30,000,000	30,969,060
6.125%, 12/31/01	15,000,000	15,210,675
6.25%, 2/15/03–2/15/07	12,130,000	12,803,073
6.50%, 10/15/06	4,640,000	5,040,386
7.50%, 5/15/02	327,000	338,969

Total U.S. Government Obligations (Cost $81,208,736)		86,077,769

Foreign Government Obligations—14.8%

Argentina—2.8%
Argentina (Republic of) Bonds, Bonos de Consolidacion de Deudas:
Series PRE2, 5.374%, 4/1/01[7]	11,840	11,690
Series FRB, 5.563%, 3/31/05[7]	2,790,400	2,356,490

Argentina (Republic of) Nts.:
11.75%, 2/12/07[4] [ARP]	150,000	114,421
14.25%, 11/30/02[3,7]	13,125,000	12,796,875

Argentina (Republic of) Par Bonds, 6%, 3/31/23[7]	7,000,000	4,576,250

		19,855,726

Australia—0.4%
New South Wales Treasury Corp. Gtd. Bonds, 7%, 4/1/04 [AUD]	1,570,000	807,440

Queensland Treasury Corp. Global Exchangeable Gtd. Nts.:
8%, 8/14/01 [AUD]	615,000	303,639
10.50%, 5/15/03 [AUD]	2,590,000	1,406,250

		2,517,329

Brazil—3.6%
Brazil (Federal Republic of) Debt Capitalization Bonds,
Series 20 yr., 8%, 4/15/14	21,180,252	16,282,319

Brazil (Federal Republic of) Eligible Interest Bonds, 7.625%, 4/15/06[7]	9,988,000	9,076,595

		25,358,914

Canada—2.8%
Canada (Government of) Bonds:
6.50%, 6/1/04 [CAD]	13,320,000	8,858,570
8.75%, 12/1/05 [CAD]	495,000	361,690

18 OPPENHEIMER MULTIPLE STRATEGIES FUND

	Principal	Market Value
	Amount	See Note 1

Canada Continued
9.75%, 6/1/01 [CAD]	9,630,000	$6,179,138
11.75%, 2/1/03 [CAD]	290,000	206,906
Series WL43, 5.75%, 6/1/29 [CAD]	7,130,000	4,507,757

		20,114,061

Denmark—0.4%
Denmark (Kingdom of) Bonds, 8%, 3/15/06 [DKK]	21,900,000	2,958,878

Finland—0.1%
Finland (Republic of) Bonds, Series RG, 9.50%, 3/15/04 [EUR]	672,751	677,339

Germany—0.2%
Germany (Republic of) Bonds, Series 94, 6.25%, 1/4/24 [EUR]	1,362,592	1,340,644

Great Britain—1.1%
United Kingdom Treasury Bonds:
7%, 6/7/02 [GBP]	2,415,000	3,508,940
7.25%, 12/7/07 [GBP]	2,400,000	3,864,181
10%, 9/8/03 [GBP]	325,000	513,802

		7,886,923

Mexico—0.0%
United Mexican States Bonds, Series RG, 16.50%, 9/1/08[3] [GBP]	35,000	67,922

New Zealand—2.5%
New Zealand (Government of) Bonds, 10%, 3/15/02 [NZD]	42,705,000	17,944,274

Philippines—0.1%
Philippines (Republic of) Bonds, 8.60%, 6/15/27	1,500,000	1,068,750

Poland—0.6%
Poland (Republic of) Bonds, 12%, 6/12/01 [PLZ]	18,000,000	4,344,809

South Africa—0.2%
Eskom Depositary Receipts, Series E168, 11%, 6/1/08 [ZAR]	6,430,000	744,792
Eskom Sec. Bonds, Series E168, 11%, 6/1/08 [ZAR]	3,000,000	347,492

		1,092,284

Spain—0.0%
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion
del Estado, 10.30%, 6/15/02 [EUR]	235,296	222,370

Total Foreign Government Obligations (Cost $112,937,641)		105,450,223

Loan Participations—0.1%
Morocco (Kingdom of) Loan Participation Agreement,
Tranche A, 7.562%, 1/1/09[3,7] (Cost $468,946)	506,666	447,767

19 OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal	Market Value
	Amount	See Note 1

Non-Convertible Corporate Bonds and Notes—6.7%
ABN AMRO Bank NV (NY Branch), 7.125% Sub. Nts., Series B, 10/15/93	$500,000	$480,126

Adelphia Communications Corp.:
9.375% Sr. Nts., 11/15/09	750,000	748,125
10.50% Sr. Unsec. Nts., Series B, 7/15/04	500,000	518,750

AK Steel Corp., 9.125% Sr. Nts., 12/15/06	795,000	795,000

Allied Waste North America, Inc., 10% Sr. Unsec. Sub. Nts.,
Series B, 8/1/09	1,000,000	1,025,000

AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11	600,000	471,000

American International Group, Inc., 11.70%
Unsec. Unsub. Bonds, 12/4/01 [ITL]	95,000,000	45,345

Amgen, Inc., 8.125% Unsec. Debs., 4/1/97	110,000	112,585

Amkor Technology, Inc., 9.25% Sr. Unsec. Nts., 5/1/06	500,000	477,500

AMRESCO, Inc., 10% Sr. Sub. Nts., Series 97-A, 3/15/04	200,000	109,500

Amtran, Inc., 10.50% Sr. Nts., 8/1/04	500,000	435,000

Aracruz Celulose SA, 10.375% Debs., 1/31/02[3]	320,000	326,000

Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08	400,000	315,000

Bank of America Corp., 7.80% Jr. Unsec. Sub. Nts., 2/15/10	500,000	537,496

Blount, Inc., 13% Sr. Sub. Nts., 8/1/09	350,000	208,250

Calpine Corp., 8.75% Sr. Nts., 7/15/07	150,000	154,265

Canandaigua Brands, Inc., 8.625% Sr. Unsec. Nts., 8/1/06[3]	750,000	781,875

Caterpillar, Inc., 7.375% Unsec. Debs., 3/1/97	500,000	501,850

Celcaribe SA, 14.50% Sr. Sec. Nts., 3/15/04	350,000	257,250

Charter Communications Holdings LLC/Charter Communications
Holdings Capital Corp., 0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11[9]	1,250,000	878,125

Chesapeake Energy Corp., 9.625% Sr. Unsec. Nts., Series B, 5/1/05	500,000	547,500

Citigroup Inc., 6.875% Unsec. Nts., 2/15/98	550,000	492,961

Coca-Cola Co. (The), 7.375% Debs., 7/29/93	440,000	417,580

Comcast UK Cable Partner Ltd., 11.20% Sr. Unsec. Disc. Debs., 11/15/07	850,000	769,250

Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
Series B, 8/1/05	1,300,000	812,500

Conoco, Inc., 6.95% Sr. Unsec. Nts., 4/15/29	500,000	500,130

Crown Castle International Corp.:
9% Sr. Nts., 5/15/11	500,000	490,000
10.75% Sr. Nts., 8/1/11	500,000	518,750

CSC Holdings, Inc., 9.875% Sr. Sub. Debs., 2/15/13[3]	250,000	268,125

Cumulus Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 7/1/08	400,000	376,000

D.R. Horton, Inc., 9.75% Sr. Sub. Nts., 9/15/10	600,000	609,000

Diamond Cable Communications plc, 11.75% Sr. Disc. Nts., 12/15/05	300,000	279,000

Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04	700,000	395,500

Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07	100,000	90,625

EchoStar Broadband Corp., 10.375% Sr. Unsec. Nts., 10/1/07	600,000	615,000

20 OPPENHEIMER MULTIPLE STRATEGIES FUND

	Principal	Market Value
	Amount	See Note 1

Non-Convertible Corporate Bonds and Notes Continued
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09	$700,000	$705,250

El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11	250,000	277,290

Empresas ICA Sociedad Controladora SA de CV, 11.875% Nts., 5/30/01[3]	30,000	29,925

Exodus Communications, Inc.:
11.25% Sr. Nts., 7/1/08	500,000	402,500
11.625% Sr. Nts., 7/15/10	400,000	324,000

Federal National Mortgage Assn. Nts., 7.125%, 1/15/30	500,000	556,853

Fleming Cos., Inc., 10.625% Sr. Sub. Nts., Series B, 7/31/07	600,000	609,000

Fletcher Challenge Ltd.:
8.05% Cv. Nts., 6/15/03 [NZD]	35,000	14,307
10% Cv. Unsec. Sub. Nts., 4/30/05 [NZD]	35,000	15,227

Ford Motor Co., 7.70% Unsec. Debs., 5/15/97	500,000	478,205

Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09	250,000	261,875

Global Crossing Holdings Ltd., 9.625% Sr. Unsec. Nts., 5/15/08	750,000	710,625

Goldman Sachs Group, Inc. (The), 7.80% Sr. Unsec. Unsub. Nts.,
Series B, 1/28/10	500,000	537,526

Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05	950,000	1,035,500

Grupo Posadas SA de CV, 10.375% Unsec. Unsub. Bonds, 2/13/02	25,000	23,018

Huntsman Corp./ICI Chemical Co. plc, Zero Coupon Sr. Unsec. Disc.
Nts., 13.08%, 12/31/09[8]	1,000,000	335,000

IBM, 7.125% Sr. Unsec. Unsub. Debs., 12/1/96	500,000	470,023

International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05	500,000	502,500

Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03	500,000	415,000

KB Home, 7.75% Sr. Nts., 10/15/04	400,000	394,000

Lamar Media Corp., 9.625% Sr. Unsec. Sub. Nts., 12/1/06	100,000	104,750

Lear Corp., 9.50% Sub. Nts., 7/15/06	900,000	931,500

Level 3 Communications, Inc., 11% Sr. Unsec. Nts., 3/15/08	300,000	236,250

Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06	300,000	189,000

Lyondell Chemical Co.:
9.625% Sr. Sec. Nts., Series A, 5/1/07	300,000	309,000
9.875% Sec. Nts., Series B, 5/1/07	300,000	309,000

Meristar Hospitality Corp.:
8.75% Sr. Unsec. Sub. Nts., 8/15/07	500,000	477,500
9.125% Sr. Nts., 1/15/11[4]	250,000	256,250

Metromedia Fiber Network, Inc.:
10% Sr. Nts., 12/15/09	250,000	208,750
10% Sr. Unsec. Nts., Series B, 11/15/08	750,000	626,250

Millicom International Cellular SA, 0%/13.50% Sr. Disc. Nts., 6/1/06[3,9]	750,000	671,250

Motorola, Inc., 5.22% Unsec. Debs., 10/1/97	170,000	100,949

News America Holdings, Inc., 8.50% Sr. Nts., 2/15/05	1,000,000	1,068,319

Nextel Communications, Inc.:
0%/9.95% Sr. Disc. Nts., 2/15/08[9]	300,000	204,750
9.375% Sr. Unsec. Nts., 11/15/09	250,000	213,125

21 OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal	Market Value
	Amount	See Note 1

Non-Convertible Corporate Bonds and Notes Continued
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03	$152,000	$155,040

Norfolk Southern Corp., 7.90% Sr. Bonds, 5/15/97	500,000	504,665

NTL, Inc., 0%/9.75% Sr. Deferred Coupon Nts., Series B, 4/1/08[9]	500,000	288,750

Ocwen Financial Corp., 11.875% Nts., 10/1/03	325,000	308,750

Omnipoint Corp., 11.50% Sr. Nts., 9/15/09[4]	250,000	278,750

ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04[2,3,10]	155,000	3,294

Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., Series D, 6/15/07[3]	900,000	544,500

Polymer Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 7/1/07	1,000,000	485,000

PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05	500,000	42,500

R&B Falcon Corp., 9.50% Sr. Unsec. Nts., 12/15/08	750,000	871,214

Repap New Brunswick, Inc.:
10.625% Second Priority Sr. Sec. Nts., 4/15/05	300,000	309,480
11.50% Sr. Sec. Nts., 6/1/04	300,000	339,000

Revlon Consumer Products Corp., 9% Sr. Nts., 11/1/06	200,000	145,000

Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07	500,000	515,000
10.875% Sr. Sub. Nts., 4/1/08	250,000	238,750

Rogers Cablesystems Ltd., 10% Second Priority Sr. Sec. Debs., 12/1/07	1,300,000	1,400,750

Rohm & Haas Co., 7.85% Unsec. Debs., 7/15/29	500,000	529,126

Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08	750,000	690,000

Sinclair Broadcast Group, Inc.:
8.75% Sr. Sub. Nts., 12/15/07	500,000	452,500
9% Sr. Unsec. Sub. Nts., 7/15/07	375,000	344,063

Spectrasite Holdings, Inc., 10.75% Sr. Unsec. Nts., Series B, 3/15/10	500,000	415,000

Sterling Chemicals, Inc.:
11.75% Sr. Unsec. Sub. Nts., 8/15/06	570,000	266,475
12.375% Sr. Sec. Nts., Series B, 7/15/06	400,000	374,000

Subic Power Corp.:
9.50% Sr. Sec. Nts., 12/28/08	275,862	241,379
9.50% Sr. Sec. Nts., 12/28/08[4]	55,172	48,276

Sun Healthcare Group, Inc., 9.375% Sr. Sub. Nts., 5/1/08[2,3,10]	400,000	9,500

Telewest Communications plc, 11% Sr. Disc. Debs., 10/1/07	1,000,000	985,000

Tenet Healthcare Corp.:
8.125% Sr. Unsec. Sub. Nts., Series B, 12/1/08	300,000	309,750
9.25% Sr. Nts., 9/1/10	300,000	333,375

Tenneco, Inc., 11.625% Sr. Unsec. Sub. Nts., Series B, 10/15/09	275,000	97,625

Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04[10]	950,000	940,500

TV Azteca SA de CV, 10.50% Sr. Nts., Series B, 2/15/07	200,000	196,500

Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03	500,000	452,500

United Pan-Europe Communications NV, 10.875% Sr. Unsec. Nts.,
Series B, 8/1/09	400,000	270,000

United Rentals, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 4/1/09	500,000	447,500

22 OPPENHEIMER MULTIPLE STRATEGIES FUND

	Principal	Market Value
	Amount	See Note 1

Non-Convertible Corporate Bonds and Notes Continued
Vodafone Group plc, 7.75% Unsec. Unsub. Nts., 2/15/10	$500,000	$539,726

VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09	1,082,000	1,190,200

Wal-Mart Stores, Inc., 7.55% Sr. Unsec. Nts., 2/15/30	500,000	557,937

WorldCom, Inc., 6.95% Sr. Unsec. Nts., 8/15/28	500,000	430,244

XO Communications, Inc., 10.75% Sr. Unsec. Nts., 6/1/09	500,000	297,500

Young Broadcasting, Inc., 8.75% Sr. Sub. Debs., 6/15/07	700,000	647,500

Total Non-Convertible Corporate Bonds and Notes (Cost $51,154,849)		47,860,849

Convertible Corporate Bonds and Notes—1.8%
Alkermes, Inc., 3.75% Cv. Sub. Nts., 2/15/07	1,000,000	593,750

CNET Networks, Inc., 5% Cv. Unsec. Nts., 3/1/06	3,000,000	1,991,250

Gilat Satellite Networks Ltd., 4.25% Cv. Unsec. Sub. Nts., 3/15/05	1,500,000	870,000

Human Genome Sciences, Inc., 3.75% Cv. Unsec. Nts., 3/15/07	750,000	543,750

Incyte Genomics, Inc., 5.50% Cv. Unsec. Nts., 2/1/07	2,500,000	1,712,500

Juniper Networks, Inc., 4.75% Cv. Unsec. Sub. Nts., 3/15/07	2,500,000	1,818,750

Quanex Corp., 6.88% Cv. Unsec. Sub. Nts., 6/30/07	1,200,000	1,029,000

RF Micro Devices, Inc., 3.75% Cv. Nts., 8/15/05	2,250,000	1,448,438

Sepracor, Inc., 5% Cv. Sub. Nts., 2/15/07	2,000,000	1,230,000

Sunrise Assisted Living, Inc., 5.50% Cv. Nts., 6/15/02	1,000,000	933,750

Vitesse Semiconductor Corp., 4% Cv. Sub. Nts., 3/15/05	1,000,000	737,500

Total Convertible Corporate Bonds and Notes (Cost $13,910,763)		12,908,688

Structured Instruments—0.0%
Credit Suisse First Boston Corp. (New York Branch),
Carnival Corp. Equity Linked Nts., 7%, 7/17/02[3] (Cost $251,021)	255,000	309,825

Repurchase Agreements—3.6%
Repurchase agreement with Banc One Capital Markets, Inc.,
5.22%, dated 3/30/01, to be repurchased at $25,614,137 on 4/2/01, collateralized by U.S. Treasury Bonds, 5.25%–11.25%, 2/15/15–5/15/30,
with a value of $19,525,321 and U.S. Treasury Nts., 5.50%–7%,
12/31/01–8/15/09, with a value of $6,614,400 (Cost $25,603,000)	25,603,000	25,603,000

Total Investments, at Value (Cost $616,426,003)	98.8%	704,652,295

Other Assets Net of Liabilities	1.2	8,442,539

Net Assets	100.0%	$713,094,834

23 OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

ARP	Argentine Peso	GBP	British Pound Sterling
AUD	Australian Dollar	ITL	Italian Lira
CAD	Canadian Dollar	NZD	New Zealand Dollar
DKK	Danish Krone	PLZ	Polish Zloty
EUR	Euro	ZAR	South African Rand

1. A sufficient amount of liquid assets or cash, as noted in the Statement of Assets and Liabilities, has been designated to cover outstanding written call and put options, respectively, as follows:

	Contracts Subject to Call	Expiration Date	Exercise Price	Premium Received	Market Value See Note 1

AT&T Wireless Group	550	7/23/01	$35.00	$67,100	$—
Alcoa, Inc.	90	10/22/01	45.00	15,479	13,950
Alkermes, Inc.	100	5/21/01	50.00	59,698	—
Analog Devices, Inc.	140	6/18/01	85.00	69,580	—
Analog Devices, Inc.	140	6/18/01	90.00	29,330	—
Bank of America Corp.	400	5/21/01	65.00	66,300	14,000
Bank of America Corp.	200	8/20/01	60.00	58,148	62,000
Brocade Communications Systems, Inc.	54	7/23/01	125.00	90,960	—
Burlington Northern Santa Fe Corp.	160	4/23/01	30.00	19,520	19,200
Callaway Golf Co.	300	8/20/01	25.00	84,597	39,000
Carnival Corp.	200	4/23/01	35.00	41,900	3,000
Coherent, Inc.	120	5/21/01	60.00	36,322	4,500
Coherent, Inc.	300	5/21/01	75.00	96,600	—
Computer Associates International, Inc.	100	5/21/01	35.00	52,698	8,500
Computer Associates International, Inc.	480	8/20/01	50.00	46,558	24,000
Devon Energy Corp.	60	7/23/01	65.00	31,619	16,200
Dynegy, Inc.	150	6/18/01	55.00	121,425	67,500
Dynegy, Inc.	210	9/24/01	50.00	163,165	205,800
Dynegy, Inc.	100	9/24/01	55.00	61,198	66,000
Eastman Kodak Co.	200	4/23/01	55.00	33,150	—
EchoStar Communications Corp., Cl. A	160	6/18/01	50.00	29,520	3,000
Edison International	400	7/23/01	17.50	86,797	28,000
Engelhard Corp.	250	10/22/01	25.00	61,748	80,000
Exxon Mobil Corp.	60	4/23/01	105.00	9,570	—
Gap, Inc.	240	6/18/01	35.00	57,030	1,200
General Motors Corp., Cl. H	250	6/18/01	40.00	61,750	—
Goodrich (B.F.) Co.	150	8/20/01	40.00	45,223	43,500
Goodrich (B.F.) Co.	150	8/20/01	45.00	42,434	19,500
Hercules, Inc.	15	6/18/01	25.00	1,830	—
Human Genome Sciences, Inc.	60	4/23/01	105.00	99,282	—
Human Genome Sciences, Inc.	30	4/23/01	95.00	14,910	—
Intel Corp.	500	4/23/01	65.00	98,500	—
International Business Machines Corp.	400	4/23/01	150.00	46,300	—
International Game Technology	180	4/23/01	40.00	55,710	185,400
J.P. Morgan Chase & Co.	430	6/18/01	65.00	47,083	—
Jones Apparel Group, Inc.	200	8/20/01	45.00	46,398	36,000
Lucent Technologies, Inc.	200	4/23/01	25.00	29,399	—
Lucent Technologies, Inc.	150	4/23/01	27.50	14,549	—
Methode Electronics, Inc., Cl. A	900	4/23/01	65.00	233,540	—
Morgan Stanley Dean Witter & Co.	50	4/23/01	110.00	14,850	—
Morgan Stanley Dean Witter & Co.	40	4/23/01	100.00	15,380	—
Mylan Laboratories, Inc.	300	4/23/01	35.00	55,348	—
Newport Corp.	60	5/21/01	150.00	47,818	—
Newport Corp.	30	5/21/01	170.00	28,410	—
Pall Corp.	250	9/24/01	25.00	41,749	21,250

24 OPPENHEIMER MULTIPLE STRATEGIES FUND

Footnotes to Statement of Investments Continued

	Contracts	Expiration	Exercise	Premium	Market Value
	Subject to Call	Date	Price	Received	See Note 1

Palm, Inc.	170	8/20/01	$80.00	$18,615	$—
Peoplesoft, Inc.	150	4/23/01	55.00	106,421	—
Peoplesoft, Inc.	150	7/23/01	55.00	113,921	4,688
Philip Morris Cos., Inc.	350	6/18/01	45.00	134,570	192,500
Philip Morris Cos., Inc.	300	6/18/01	50.00	34,724	85,500
RF Micro Devices, Inc.	65	5/21/01	50.00	13,617	—
SBC Communications, Inc.	200	4/23/01	65.00	52,046	—
STMicroelectronics NV, NY Registered Shares	140	4/23/01	60.00	74,897	—
Santa Fe International Corp.	200	7/23/01	45.00	31,386	10,000
Synopsys, Inc.	450	9/24/01	60.00	291,150	196,875
Teradyne, Inc.	400	4/23/01	70.00	48,798	—
Transocean Sedco Forex, Inc.	150	5/21/01	70.00	42,675	—
Transocean Sedco Forex, Inc.	150	8/20/01	60.00	44,549	17,250
Tyco International Ltd.	140	4/23/01	60.00	64,328	—
Washington Mutual, Inc.	140	4/23/01	50.00	32,830	72,800
WorldCom, Inc.	200	6/18/01	25.00	46,900	12,500
WorldCom, Inc.	100	6/18/01	27.50	20,950	3,750
Yahoo!, Inc.	28	4/23/01	100.00	18,816	—

				3,721,668	1,557,363

	Contracts
	Subject to Put

Analog Devices, Inc.	200	9/24/01	25.00	41,399	42,000
Applied Micro Circuits Corp.	200	8/20/01	15.00	39,399	70,000
Applied Micro Circuits Corp.	200	8/20/01	22.50	84,397	162,500
Brocade Communications Systems, Inc.	150	7/23/01	40.00	100,797	300,000
Brocade Communications Systems, Inc.	100	10/22/01	17.50	26,699	34,000
Brocade Communications Systems, Inc.	150	10/22/01	35.00	137,363	222,000
Cisco Systems, Inc.	100	7/23/01	30.00	40,949	148,750
Cisco Systems, Inc.	100	10/22/01	15.00	19,699	29,375
Cisco Systems, Inc.	150	10/22/01	20.00	45,486	86,250
EchoStar Communications Corp., Cl.A	100	6/18/01	17.50	9,175	5,000
i2 Technologies, Inc.	100	8/20/01	12.50	18,449	26,250
i2 Technologies, Inc.	150	8/20/01	22.50	95,172	136,875
i2 Technologies, Inc.	150	8/20/01	30.00	112,050	238,125
International Rectifier Corp.	150	9/24/01	30.00	74,548	49,500
JDS Uniphase Corp.	70	9/24/01	15.00	12,915	19,688
JDS Uniphase Corp.	30	9/24/01	45.00	32,534	81,750
JDS Uniphase Corp.	122	9/24/01	50.00	164,179	390,400
Microsoft Corp.	130	4/23/01	50.00	94,733	20,312
Nortel Networks Corp.	300	5/21/01	12.50	36,599	57,000
Oracle Corp.	400	9/24/01	12.50	53,798	72,000
Palm, Inc.	140	8/20/01	15.00	41,579	98,000
Palm, Inc.	140	11/19/01	7.50	14,595	27,125
Peoplesoft, Inc.	200	10/22/01	15.00	49,398	36,250
Sun Microsystems, Inc.	175	10/22/01	15.00	45,411	54,250
Sun Microsystems, Inc.	275	10/22/01	17.50	85,110	123,750
Veritas Software Corp.	100	8/20/01	50.00	84,697	130,000
Yahoo!, Inc.	200	10/22/01	10.00	31,899	23,750
Yahoo!, Inc.	300	10/22/01	125.00	70,348	63,750

				1,663,377	2,748,650

				$5,385,045	$4,306,013

25 OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

2.	Non-income-producing security.
3.	Identifies issues considered to be illiquid or restricted—See Note 7 of Notes to Financial Statements.
4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,864,822 or 0.96% of the Fund’s net assets as of March 31, 2001.
5.	Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.
6.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans.These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline.The principal amount of the underlying pool represents the notional amount on which current interest is calculated.The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
7.	Represents the current interest rate for a variable or increasing rate security.
8.	Zero coupon bond reflects the effective yield on the date of purchase.
9.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
10.	Issuer is in default.

See accompanying Notes to Financial Statements.

26 OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

March 31, 2001

Assets
Investments, at value (cost $616,426,003)—see accompanying statement	$704,652,295

Cash	478,882

Cash used for collateral on written puts	7,767,650

Receivables and other assets:
Interest, dividends and principal paydowns	6,762,606
Investments sold	1,452,712
Shares of beneficial interest sold	375,863
Other	32,078

Total assets	721,522,086

Liabilities
Options written, at value (premiums received $5,385,045)—
see accompanying statement	4,306,013

Payables and other liabilities:
Investments purchased	2,856,933
Distribution and service plan fees	373,429
Shares of beneficial interest redeemed	370,714
Trustees’ compensation	232,234
Transfer and shareholder servicing agent fees	87,372
Other	200,557

Total liabilities	8,427,252

Net Assets	$713,094,834

Composition of Net Assets
Paid-in capital	$604,878,526

Undistributed net investment income	5,792,516

Accumulated net realized gain on investments and
foreign currency transactions	13,132,989

Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies	89,290,803

Net Assets	$713,094,834

27 OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

March 31, 2001

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$608,790,667 and 46,493,389 shares of beneficial interest outstanding)	$ 13.09
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)	$13.89

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $66,285,617
and 5,116,638 shares of beneficial interest outstanding)	$12.95

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $38,017,593
and 2,924,038 shares of beneficial interest outstanding)	$13.00

Class N Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $957 and 73.10 shares of beneficial interest outstanding)	$13.09

See accompanying Notes to Financial Statements.

28 OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended March 31, 2001

Investment Income
Interest (net of foreign withholding taxes of $42)	$11,896,785

Dividends (net of foreign withholding taxes of $35,896)	2,697,047

Total income	14,593,832

Expenses
Management fees	2,590,594

Distribution and service plan fees:
Class A	607,543
Class B	330,819
Class C	190,673

Transfer and shareholder servicing agent fees	134,222

Custodian fees and expenses	37,141

Trustees’ compensation	11,297

Other	12,245

Total expenses	3,914,534
Less expenses paid indirectly	(4,122)

Net expenses	3,910,412

Net Investment Income	10,683,420

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)	22,126,939
Closing and expiration of option contracts written	1,882,311
Foreign currency transactions	(845,830)

Net realized gain	23,163,420

Net change in unrealized depreciation on:
Investments	(44,026,841)
Translation of assets and liabilities denominated in foreign currencies	(1,875,875)

Net change	(45,902,716)

Net realized and unrealized loss	(22,739,296)

Net Decrease in Net Assets Resulting from Operations	$(12,055,876)

See accompanying Notes to Financial Statements.

29 OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2001	Year Ended
	(Unaudited)	Sept. 30, 2000

Operations
Net investment income	$10,683,420	$26,991,484

Net realized gain (loss)	23,163,420	35,120,241

Net change in unrealized appreciation (depreciation)	(45,902,716)	29,912,821

Net increase (decrease) in net assets resulting from operations	(12,055,876)	92,024,546

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(7,573,579)	(21,779,999)
Class B	(548,463)	(1,694,849)
Class C	(313,825)	(978,026)
Class N	(7)	—

Distributions from net realized gain:
Class A	(33,019,475)	(48,515,731)
Class B	(3,502,868)	(5,165,726)
Class C	(2,017,780)	(2,993,063)
Class N	—	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	19,644,694	(5,424,882)
Class B	4,920,201	(3,023,844)
Class C	2,613,084	(956,723)
Class N	1,000	—

Net Assets
Total increase (decrease)	(31,852,894)	1,491,703

Beginning of period	744,947,728	743,456,025

End of period (including undistributed net investment
income of $5,792,516 and $3,544,970, respectively)	$713,094,834	$744,947,728

See accompanying Notes to Financial Statements.

30 OPPENHEIMER MULTIPLE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended Sept. 30, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$14.23	$14.06	$13.69	$16.17	$14.09	$13.07

Income (loss) from investment operations:
Net investment income	.21	.53	.54	.51	.50	.49
Net realized and unrealized gain (loss)	(.44)	1.21	1.59	(1.22)	2.88	.96

Total income (loss) from investment
operations	(.23)	1.74	2.13	(.71)	3.38	1.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.17)	(.48)	(.54)	(.49)	(.51)	(.43)
Distributions from net realized gain	(.74)	(1.09)	(1.22)	(1.28)	(.79)	—

Total dividends and/or distributions
to shareholders	(.91)	(1.57)	(1.76)	(1.77)	(1.30)	(.43)

Net asset value, end of period	$13.09	$14.23	$14.06	$13.69	$16.17	$14.09

Total Return, at Net Asset Value[2]	(1.65)%	13.31%	16.29%	(4.71)%	25.46%	11.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$608,791	$639,648	$635,603	$624,895	$712,470	$264,359

Average net assets (in thousands)	$628,815	$644,356	$660,113	$699,665	$395,436	$256,765

Ratios to average net assets:[3]
Net investment income	3.04%	3.71%	3.70%	3.34%	3.30%	4.73%
Expenses	0.95%	1.13%	1.09%	1.08%[4]	1.16%[4]	1.21%[4]

Portfolio turnover rate	22%	33%	15%	59%	51%	32%

1.	For the nine months ended September 30, 1996. The Fund changed its fiscal year end from December 31 to September 30.
2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.	Annualized for periods of less than one full year.
4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

31 OPPENHEIMER MULTIPLE STRATEGIES FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended March 31, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended Sept. 30, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$14.08	$13.93	$13.57	$16.04	$14.01	$13.03

Income (loss) from investment operations:
Net investment income	.15	.41	.41	.38	.45	.41
Net realized and unrealized gain (loss)	(.43)	1.19	1.58	(1.20)	2.78	.93

Total income (loss) from investment
operations	(.28)	1.60	1.99	(.82)	3.23	1.34

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.36)	(.41)	(.37)	(.41)	(.36)
Distributions from net realized gain	(.74)	(1.09)	(1.22)	(1.28)	(.79)	—

Total dividends and/or distributions
to shareholders	(.85)	(1.45)	(1.63)	(1.65)	(1.20)	(.36)

Net asset value, end of period	$12.95	$14.08	$13.93	$13.57	$16.04	$14.01

Total Return, at Net Asset Value[2]	(2.00)%	12.30%	15.35%	(5.49)%	24.34%	10.37%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$66,286	$66,777	$68,875	$73,036	$67,916	$5,996

Average net assets (in thousands)	$66,432	$66,956	$73,673	$74,442	$25,113	$3,546

Ratios to average net assets:[3]
Net investment income	2.23%	2.92%	2.85%	2.53%	2.26%	3.69%
Expenses	1.76%	1.94%	1.93%	1.91%[4]	1.96%[4]	2.12%[4]

Portfolio turnover rate	22%	33%	15%	59%	51%	32%

1.	For the nine months ended September 30, 1996. The Fund changed its fiscal year end from December 31 to September 30.
2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.	Annualized for periods of less than one full year.
4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

32 OPPENHEIMER MULTIPLE STRATEGIES FUND

Class C	Six Months Ended March 31, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended Sept. 30, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$14.13	$13.97	$13.61	$16.07	$14.02	$13.01

Income (loss) from investment operations:
Net investment income	.15	.41	.42	.38	.41	.40
Net realized and unrealized gain (loss)	(.43)	1.20	1.57	(1.20)	2.83	.96

Total income (loss) from investment
operations	(.28)	1.61	1.99	(.82)	3.24	1.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.36)	(.41)	(.36)	(.40)	(.35)
Distributions from net realized gain	(.74)	(1.09)	(1.22)	(1.28)	(.79)	—

Total dividends and/or distributions
to shareholders	(.85)	(1.45)	(1.63)	(1.64)	(1.19)	(.35)

Net asset value, end of period	$13.00	$14.13	$13.97	$13.61	$16.07	$14.02

Total Return, at Net Asset Value[2]	(1.99)%	12.35%	15.28%	(5.43)%	24.42%	10.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,018	$38,522	$38,978	$48,417	$49,539	$21,087

Average net assets (in thousands)	$38,288	$38,597	$43,701	$52,325	$33,813	$17,898

Ratios to average net assets:[3]
Net investment income	2.23%	2.92%	2.85%	2.51%	2.61%	3.84%
Expenses	1.76%	1.94%	1.93%	1.91%[4]	1.97%[4]	2.07%[4]

Portfolio turnover rate	22%	33%	15%	59%	51%	32%

1.	For the nine months ended September 30, 1996. The Fund changed its fiscal year end from December 31 to September 30.
2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.	Annualized for periods of less than one full year.
4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

33 OPPENHEIMER MULTIPLE STRATEGIES FUND

FINANCIAL HIGHLIGHTS Continued

Class N	Period Ended March 31, 2001 (Unaudited) [1]

Per Share Operating Data
Net asset value, beginning of period	$13.67

Income (loss) from investment operations:
Net investment income	.04
Net realized and unrealized loss	(.53)

Total loss from investment operations	(.49)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.09)
Distributions from net realized gain	—

Total dividends and/or distributions to shareholders	(.09)

Net asset value, end of period	$13.09

Total Return, at Net Asset Value[2]	(3.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1

Average net assets (in thousands)	$1

Ratios to average net assets:[3]
Net investment income	3.36%
Expenses	0.76%

Portfolio turnover rate	22%
1.	For the period from March 1, 2001 (inception of offering) to March 31, 2001.
2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
3.	Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

34 OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Multiple Strategies Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high total investment return consistent with preservation of principal. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Structured Notes. The Fund invests in structured notes whose market value and redemption price are linked to a specific security. The structured notes are leveraged, which increases the notes’ volatility relative to the principal of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of March 31, 2001, the market value of these securities comprised less than 0.1% of the Fund’s net assets and resulted in unrealized gains in the current period of $58,804.

Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher

35 OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued
rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2001, securities with an aggregate market value of $953,294, representing 0.13% of the Fund’s net assets, were in default.

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into US dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended March 31, 2001, payments of $9,252 were made to retired trustees, resulting in an accumulated liability of $227,555 as of March 31, 2001.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for

36 OPPENHEIMER MULTIPLE STRATEGIES FUND

the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
     The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund began amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $2,253,893 decrease to cost of securities and a corresponding $2,253,893 increase in net unrealized appreciation, based on securities held as of December 31, 2000.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

37 OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest for each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2001[1]		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class A
Sold	1,054,623	$14,413,222	2,399,891	$33,730,252
Dividends and/or
distributions reinvested	2,773,391	36,651,918	4,751,781	63,935,355
Redeemed	(2,299,709)	(31,420,446)	(7,377,559)	(103,090,489)

Net increase (decrease)	1,528,305	$19,644,694	(225,887)	$(5,424,882)

Class B
Sold	539,409	$7,283,956	887,243	$12,369,666
Dividends and/or
distributions reinvested	286,415	3,746,285	473,833	6,297,177
Redeemed	(450,898)	(6,110,040)	(1,563,882)	(21,690,687)

Net increase (decrease)	374,926	$4,920,201	(202,806)	$(3,023,844)

Class C
Sold	327,708	$4,429,954	428,935	$5,997,482
Dividends and/or
distributions reinvested	157,791	2,070,344	272,821	3,635,733
Redeemed	(287,562)	(3,887,214)	(765,156)	(10,589,938)

Net increase (decrease)	197,937	$2,613,084	(63,400)	$(956,723)

Class N
Sold	73.10	$1,000	—	$—
Dividends and/or
distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	73.10	$1,000	—	$—

1. For the six months ended March 31, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to March 31, 2001, for Class N shares.

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 31, 2001, were $169,432,960 and $147,816,209, respectively.

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the

38 OPPENHEIMER MULTIPLE STRATEGIES FUND

next $700 million and 0.58% of average annual net assets in excess of $1.5 billion. The Fund’s management fee for the six months ended March 31, 2001, was an annualized rate of 0.71%, before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

Six Months Ended	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-end Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor[1]	Commissions on Class B Shares Advanced by Distributor[1]	Commissions on Class C Shares Advanced by Distributor[1]	Commissions on Class N Shares Advanced by Distributor[1]

March 31, 2001	$211,086	$77,667	$10,692	$216,416	$33,511	$—

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

Six Months Ended	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

March 31, 2001	$—	$51,218	$1,381	$—

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended March 31, 2001, payments under the Class A plan totaled $607,543 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $36,632 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

39 OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates Continued

Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor’s actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended March 31, 2001, were as follows:

Distributor’s
			Distributor’s	Aggregate
			Aggregate	Unreimbursed
			Unreimbursed	Expenses as %
	Total Payments	Amount Retained	Expenses	of Net Assets
	Under Plan	by Distributor	Under Plan	of Class

Class B Plan	$330,819	$260,118	$2,502,979	3.78%
Class C Plan	190,673	25,756	731,313	1.92
Class N Plan	—	—	—	—

5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

40 OPPENHEIMER MULTIPLE STRATEGIES FUND

     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Written option activity for the six months ended March 31, 2001, was as follows:

		Call Options		Put Options

	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of
September 30, 2000	8,289	$3,014,224	—	$—
Options written	15,993	4,843,065	4,582	1,663,377
Options closed or expired	(7,216)	(3,135,987)	—	—
Options exercised	(4,074)	(999,634)	—	—

Options outstanding as of
March 31, 2001	12,992	$3,721,668	4,582	$1,663,377

41 OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Illiquid or Restricted Securities

As of March 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of March 31, 2001, was $16,480,368, which represents 2.31% of the Fund’s net assets, of which $24,440 is considered restricted. Information concerning restricted securities is as follows:

			Valuation Per
		Cost	Unit as of	Unrealized
Security	Acquisition Date	Per Unit	March 31, 2001	Appreciation

Stocks and Warrants
Aurora Foods, Inc.	9/18/00	$ —	$3.45	$ 24,440

8. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the six months ended or at March 31, 2001.

42 OPPENHEIMER MULTIPLE STRATEGIES FUND

OPPENHEIMER MULTIPLE STRATEGIES FUND

Officers and Trustees	Leon Levy, Chairman of the Board of Trustees
Donald W. Spiro, Vice Chairman of the Board of Trustees
Bridget A. Macaskill, Trustee and President
Robert G. Galli, Trustee
Phillip A. Griffiths, Trustee
Benjamin Lipstein, Trustee
Elizabeth B. Moynihan, Trustee
Kenneth A. Randall, Trustee
Edward V. Regan, Trustee
Russell S. Reynolds, Jr., Trustee
Clayton K. Yeutter, Trustee
George Evans, Vice President
Michael S. Levine, Vice President
David P. Negri, Vice President
Richard H. Rubinstein, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OppenheimerFunds Services
Servicing Agent

Custodian of Portfolio	The Bank of New York
Securities

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.
For more complete information about Oppenheimer Multiple Strategies Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the
OppenheimerFunds Internet website at www.oppenheimerfunds.com.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.,
Two World Trade Center, New York, NY 10048-0203.

(c)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

43 OPPENHEIMER MULTIPLE STRATEGIES FUND

OPPENHEIMER FUNDS FA M I LY

Global Equity	Developing Markets Fund	Global Fund
	International Small Company Fund	Quest Global Value Fund
	Europe Fund	Global Growth & Income Fund
International Growth Fund

Equity	Stock	Stock & Bond
	Emerging Technologies Fund	Main Street® Growth & Income Fund
	Emerging Growth Fund	Quest Opportunity Value Fund
	Enterprise Fund	Total Return Fund
	Discovery Fund	Quest Balanced Value Fund
	Main Street® Small Cap Fund	Capital Income Fund
	Small Cap Value Fund[1]	Multiple Strategies Fund
	MidCap Fund	Disciplined Allocation Fund
	Main Street® Opportunity Fund	Convertible Securities Fund
	Growth Fund	Specialty
	Capital Appreciation Fund	Real Asset Fund®
	Large Cap Growth Fund	Gold & Special Minerals Fund
Value Fund[2]
Quest Capital Value Fund
Quest Value Fund
Trinity Growth Fund
Trinity Core Fund
Trinity Value Fund

Income	Taxable	Municipal
	International Bond Fund	California Municipal Fund[4]
	High Yield Fund	Florida Municipal Fund[4]
	Champion Income Fund	New Jersey Municipal Fund[4]
	Strategic Income Fund	New York Municipal Fund[4]
	Bond Fund	Pennsylvania Municipal Fund[4]
	Senior Floating Rate Fund	Municipal Bond Fund
	U.S. Government Trust	Intermediate Municipal Fund
Limited-Term Government Fund
Capital Preservation Fund[3]
Rochester Division
Rochester Fund Municipals
Limited Term New York Municipal Fund

Select Managers	Stock	Stock & Bond
	Mercury Advisors Focus Growth Fund	QM Active Balanced Fund[3]
Gartmore Millennium Growth Fund
Jennison Growth Fund
Salomon Brothers Capital Fund
Mercury Advisors S&P 500® Index Fund[3]

Money Market[5]	Money Market Fund	Cash Reserves

1.	The Fund's name was changed from “Oppenheimer Quest Small Cap FundSM ” on 3/1/01.
2.	The Fund's name was changed from “Oppenheimer Disciplined Value Fund” on 2/28/01.
3.	Available only through qualified retirement plans.
4.	Available to investors only in certain states.
5.	An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

44 OPPENHEIMER MULTIPLE STRATEGIES FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website—we’re here to help.

Internet

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General Information
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Ticker Symbols Class A: OPASX Class B: OASBX Class C: OASCX

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2. At times this website may be inaccessible or its transaction feature may be unavailable.

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RS0240.001.0301   May 30, 2001